UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2002

                              NUTEK, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)

6340 McLeod Drive, Suite 3, Las Vegas, NV               89120
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 262-2061

ITEM 1. CHANGES IN CONTROL

     On December 9, 2002, at a special meeting of the board of directors, Mr. Joey Harmon, vice president of Datascension and Mr. Jason F. Griffith, Nutek chief financial officer were elected to the board of directors. Mrs. Kristi Conradie resigned as a board member.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2002

                              NUTEK, INC.


                              By:
                              /s/ Murray N. Conradie
                              -------------------
                              Murray Conradie, President